SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  July 1, 1994




                           VIACOM INC.
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      (Exact name of registrant as specified in its charter)





   Delaware                        1-9553             04-2949533
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(State or other                 (Commission          (IRS Employer
 jurisdiction of                 File Number)      Identification No.)
 incorporation)



  200 Elm Street, Dedham, Massachusetts                    02026
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:   (617) 461-1600
                                                      --------------

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Item 5.   Other Events
          ------------

     Credit Agreement
     ----------------

     On July 1, 1994, Viacom Inc. ("Viacom") entered into an aggregate $6.489 billion credit agreement (the "Viacom Credit Agreement") and Viacom International and certain of its subsidiaries entered into a $311 million credit agreement (the "Viacom International Credit Agreement") each with certain banks parties thereto; Bank of New York ("BNY"), Citibank, N.A. ("Citibank"), Morgan Guaranty Trust Company of New York ("Morgan"), and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

     The Viacom Credit Agreement is comprised of (i) a $2.5 billion senior unsecured 2-1/2 year revolving short term loan (the "Short Term Loan") maturing December 31, 1996, (ii) a $1.8 billion senior unsecured 8-year reducing revolving loan (the "Revolving Loan") maturing July 1, 2002 and (iii) a $2.189 billion 8-year term loan maturing July 1, 2002, and is guaranteed by Viacom International and Paramount Communications Inc. ("Paramount"). The Viacom International Credit Agreement is comprised of a $311 million 8-year term loan to Viacom Intentional and certain of its subsidiaries maturing July 1, 2002, and is guaranteed by Viacom and Paramount. The Short Term Loan and the Revolving Loan will, among other things, serve as support for a commercial paper program.

     The proceeds of the Viacom Credit Agreement and the Viacom International Credit Agreement were used to, among other things, refinance certain indebtedness (i) of Viacom outstanding under that certain Loan Agreement dated as November 19, 1993, as amended, among Viacom, BNY, Citibank and Morgan; (ii) of Viacom International and certain of its subsidiaries outstanding under that certain Loan Agreement dated of September 26, 1989, as amended, among Viacom, as Guarantor, Viacom International, the Subsidiary Obligors, the Banks, Citibank as Agent and BNY as Co-Agent; and (iii) of Viacom under a Term Loan Agreement between Viacom and BNY dated as of December 28, 1992; thereby terminating such Loan Agreements. The Viacom Credit Agreement and the Viacom International Credit Agreement are attached hereto as Exhibits 4(1) and 4(2) and are incorporated herein by reference. The guarantees of Viacom International and Paramount with respect to the Viacom Credit Agreement and the guarantees of Viacom and Paramount with respect to the Viacom International Credit Agreement are attached hereto as Exhibits 4(3), 4(4), 4(5) and 4(6), respectively, and are incorporated herein by reference.

     Savings Plan
     ------------

     The Paramount Savings Plan (the "Plan") intends to invest approximately $86 million in shares of Viacom Class B Common Stock in order to comply with the provisions of the Plan and the requirements of the Employee Retirement Income Security Act of 1974, as amended. The investment will be made with cash proceeds received by the Plan primarily from the tender offer of Viacom completed in March 1994 in payment for approximately 50.1% of

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(i) the shares of Paramount Common Stock held by the Plan as a result of employer matching contributions and (ii) the shares of Paramount Common Stock in the Paramount Employer Stock Ownership Plan ("ESOP") that was merged into the Plan. The shares of Viacom Class B Common Stock will be purchased in transactions that comply with the requirements of Regulation 10b-18 of the Securities Exchange Act of 1934, as amended.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

4.1 Credit Agreement, dated as of July 1, 1994, among Viacom Inc.; the Bank parties thereto; The Bank of New York ("BNY"), Citibank N.A. ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.2 Credit Agreement, dated as of July 1, 1994, among Viacom Cablevision of Dayton Inc.; WNYT Inc., WMZQ Inc., WVIT Inc. and Viacom International Inc.; the Bank parties thereto; The Bank of New York ("BNY"), Citibank N.A. ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.3 Guarantee of Viacom International Inc. with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Inc.; the Bank parties thereto; The Bank of New York ("BNY"), Citibank N.A. ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.4 Guarantee of Paramount Communications Inc. with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Inc.; the Bank parties thereto; The Bank of New York ("BNY"), Citibank N.A. ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.5 Guarantee of Viacom Inc. with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Cablevision of Dayton Inc.; WNYT Inc., WMZQ Inc., WVIT Inc. and Viacom International Inc.; the Bank parties thereto; The Bank of New York ("BNY"), Citibank N.A. ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.6 Guarantee of Paramount Communications Inc. with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Cablevision of Dayton Inc.; WNYT Inc., WMZQ Inc., WVIT Inc. and Viacom International Inc.; the Bank parties thereto; The Bank of New York ("BNY"), Citibank N.A. ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as Documentation Agent; Citibank, as Administrative Agent; JP Morgan Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

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                             SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIACOM INC.



Date:  July 22, 1994                   By: /s/ Philippe P. Dauman
                                          -------------------------------
                                          Philippe P. Dauman
                                          Executive Vice President,
                                            Chief Administrative Officer,
                                            General Counsel and Secretary















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                           EXHIBIT INDEX
                           -------------



Exhibit.                                                   Page
- - -------                                                    ----

4.1 Credit Agreement, dated as of July 1, 1994, among Viacom Inc.; the Bank parties thereto;
          The Bank of New York ("BNY"), Citibank N.A.
          ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as
          Managing Agents; BNY, as Documentation Agent;
          Citibank, as Administrative Agent; JP Morgan
          Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.2 Credit Agreement, dated as of July 1, 1994, among Viacom Cablevision of Dayton Inc.; WNYT
          Inc., WMZQ Inc., WVIT Inc. and Viacom
          International Inc.; the Bank parties thereto;
          The Bank of New York ("BNY"), Citibank N.A.
          ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as
          Managing Agents; BNY, as Documentation Agent;
          Citibank, as Administrative Agent; JP Morgan
          Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.3 Guarantee of Viacom International Inc. with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Inc.; the Bank parties thereto; The Bank of New York
          ("BNY"), Citibank N.A. ("Citibank"), Morgan
          Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as
          Documentation Agent; Citibank, as
          Administrative Agent; JP Morgan Securities
          Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.4       Guarantee of Paramount Communications Inc.
          with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Inc.; the
          Bank parties thereto; The Bank of New York
          ("BNY"), Citibank N.A. ("Citibank"), Morgan
          Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as
          Documentation Agent; Citibank, as
          Administrative Agent; JP Morgan Securities
          Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

                    EXHIBIT INDEX (continued)
                    -------------------------



Exhibit.                                                   Page
- - -------                                                    ----

4.5 Guarantee of Viacom Inc. with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Cablevision of Dayton Inc.; WNYT
          Inc., WMZQ Inc., WVIT Inc. and Viacom
          International Inc.; the Bank parties thereto;
          The Bank of New York ("BNY"), Citibank N.A.
          ("Citibank"), Morgan Guaranty Trust Company of New York and Bank of America NT&SA, as
          Managing Agents; BNY, as Documentation Agent;
          Citibank, as Administrative Agent; JP Morgan
          Securities Inc., as Syndication Agent; and the Agents and Co-Agents named therein.

4.6       Guarantee of Paramount Communications Inc.
          with respect to the Credit Agreement, dated as of July 1, 1994, among Viacom Cablevision of Dayton Inc.; WNYT Inc., WMZQ Inc., WVIT
          Inc. and Viacom International Inc.; the Bank parties thereto; The Bank of New York
          ("BNY"), Citibank N.A. ("Citibank"), Morgan
          Guaranty Trust Company of New York and Bank of America NT&SA, as Managing Agents; BNY, as
          Documentation Agent; Citibank, as
          Administrative Agent; JP Morgan Securities
          Inc., as Syndication Agent; and the Agents and Co-Agents named therein.